Exhibit 99.2

               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, James G. Delfs, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Stein Mart, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of the statement with Stein Mart's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o    2001 Annual Report on Form 10-K filed with the Commission;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Stein Mart, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.



/s/ James G. Delfs
-------------------------------
James G. Delfs                                   Subscribed and sworn to
Chief Financial Officer                          before me this 6th day of
Stein Mart, Inc.                                 August 2002.
August 6, 2002
                                                 /s/ Barbara A. Zipperer
                                                 -------------------------------
                                                 Notary Public
                                                 My Commission Expires: 3/15/04